Exhibit 10.22

FOURTH AMENDMENT TO CREDIT AGREEMENT

AND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT dated as of May 28, 2018 (this “Agreement”) is entered into among RESOURCES CONNECTION, INC., a Delaware corporation (“RCI”), RESOURCES CONNECTION LLC, a Delaware limited liability company (“RCL” and together with RCI, the “Borrowers”), the Guarantors party hereto, and BANK OF AMERICA, N.A., as Lender (the “Lender”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors and the Lender have entered into that certain Credit Agreement dated as of October 17, 2016 (as amended by that certain First Amendment to Credit Agreement and Amendment to Security and Pledge Agreement dated as of November 27, 2016 (the “First Amendment”), as further amended by that certain Second Amendment to Credit Agreement dated as of February 21, 2017, as further amended by that certain Third Amendment to Credit Agreement and Consent dated as of August 25, 2017, and as further amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers, the Guarantors and the Lender have entered into that certain Security and Pledge Agreement dated as of October 17, 2016 (as amended by the First Amendment, and as further amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time, the “Security Agreement”);

WHEREAS, pursuant to the First Amendment, the Credit Agreement and the Security Agreement were amended to provide for the pledge by RCI of one hundred percent (100%) of the Equity Interests owned by RCI in Resources Global Professionals (Singapore) Pte. Ltd., a company organized under the laws of Singapore (“RGP Singapore”), to the Lender, for the benefit of the Secured Parties, to secure the Secured Obligations (the “RGP Singapore Pledge”);

WHEREAS, RCI has advised the Lender that it desires to further amend the RGP Singapore Pledge to provide for the pledge by RCI of sixty-five percent (65%) of the Equity Interests owned by RCI in RGP Singapore, to the Lender, for the benefit of the Secured Parties, to secure the Secured Obligations; and

WHEREAS, in connection with the foregoing, the Borrowers and the Guarantors have requested that the Lender amend the Credit Agreement and the Security Agreement, in each case, as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) The following definitions are hereby added in Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Fourth Amendment Effective Date” means May 28, 2018.

(b) The following definitions are hereby deleted from Section 1.01 of the Credit Agreement: Pledged Equity Request; Pledged Foreign Subsidiary; RGP Singapore.

(c) Section 3.03 of the Credit Agreement is hereby amended to read as follows:

3.03 Inability to Determine Rates.

If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, the Lender determines in good faith that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for (i) determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, or (ii) ascertaining LIBOR and such circumstances are unlikely to be temporary, (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lender of funding such Eurodollar Rate Loan, (d) the administrator of LIBOR or a Governmental Authority having jurisdiction over the Lender has made a public statement identifying a specific date after which LIBOR shall no longer be made available, or used for determining the interest rate of loans, or (e) loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, in any such case, the Lender will promptly so notify RCI. Thereafter, (i) the obligation of the Lender to make or maintain Eurodollar Rate Loans shall be suspended, and (ii) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Lender revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. Notwithstanding the foregoing, in the case of such pending request, the Lender, in consultation with RCI, may establish an alternative interest rate for funding or maintaining Loans in the applicable amount, and with the same Interest Period as the Loan requested to be made, converted or continued, as the case may be in which case, such alternative rate of interest shall apply with respect to such Loans.

(d) Section 5.12 of the Credit Agreement is hereby amended to add a new clause (e) immediately following Section 5.12(d) to read as follows:

(e) Each Borrower represents and warrants as of the Fourth Amendment Effective Date that such Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

(e) Section 6.14(a) of the Credit Agreement is hereby amended to read as follows:

(a) Equity Interests. Cause (i) one hundred percent (100%) of the issued and outstanding Equity Interests of each Domestic Subsidiary (other than a FSHCO) directly owned by a Loan Party, and (ii) sixty five percent (65%) (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary or such FSHCO as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s or such FSHCO’s United States parent, and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary and each FSHCO, in each case, directly owned by a Loan Party, in each case, to be subject at all times to a first priority (subject only to nonconsensual Permitted Liens), perfected Lien in favor of the Lender, for the benefit of the Secured Parties, pursuant to the terms and conditions of the Collateral Documents, together with, to the extent requested by the Lender, opinions of counsel and any filings and deliveries necessary in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Lender (it being understood that this Section 6.14(a) shall only require perfection of the Lender’s security interest under the Laws of the jurisdiction of organization of a Foreign Subsidiary (including the execution and delivery of local law-governed pledge agreements) (x) within ninety (90) days (or such longer period as the Lender permits in its sole discretion) of the request of the Lender, and (y) if such Foreign Subsidiary is a Material Foreign Subsidiary).

2. Amendments to Security Agreement.

(a) The definition of “Pledged Equity” in Section 1 of the Security Agreement is hereby amended to read as follows:

“Pledged Equity” means, with respect to each Obligor, (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary that is directly owned by such Obligor, and (ii) 65% (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary or such FSHCO as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s or such FSHCO’s United States parent, and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary and each FSHCO, in each case, that is directly owned by such Obligor, including the Equity Interests of the Subsidiaries owned by such Obligor as set forth on Schedule 1(b) hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(1) all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(2) in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of an Obligor.

(b) Schedule 1(b) of the Security Agreement is hereby amended to read as set forth on Schedule 1(b) attached hereto.

3. Condition Precedent. This Agreement shall be effective upon receipt by the Lender of counterparts of this Agreement duly executed by the Borrowers, the Guarantors, and the Lender.

4. Payment of Expenses. The Loan Parties agree to reimburse the Lender for all reasonable and documented out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Agreement, including the reasonable and documented out-of-pocket fees, disbursements and expenses of Moore & Van Allen PLLC.

5. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c) Each Loan Party hereby represent and warrant as follows: (i) such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity; and (iii) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement.

(d) The Loan Parties represent and warrant to the Lender that (i) after giving effect to this Agreement, the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	RESOURCES CONNECTION, INC.,
a Delaware corporation

By:

Name: Herbert M. Mueller
Title: Chief Financial Officer

RESOURCES CONNECTION LLC,
a Delaware limited liability company

By:	Resources Connection, Inc., its sole member

By:
Name: Herbert M. Mueller
Title: Chief Financial Officer

GUARANTORS:	RESOURCES HEALTHCARE SOLUTIONS LLC,
a Delaware limited liability company

By:
Name: Herbert M. Mueller
Title: Chief Financial Officer

RGP PROPERTY LLC,
a Delaware limited liability company

By: Resources Connection, Inc., its sole member

By:
Name: Herbert M. Mueller
Title: Chief Financial Officer

SITRICK BRINCKO GROUP, LLC,
a Delaware limited liability company

By:	Resources Connection, Inc., its manager

By:
Name: Herbert M. Mueller
Title: Chief Financial Officer

RESOURCES CONNECTION, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT

TO SECURITY AND PLEDGE AGREEMENT

LENDER:	BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

RESOURCES CONNECTION, INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT

TO SECURITY AND PLEDGE AGREEMENT

SCHEDULE 1(b)

PLEDGED EQUITY

Name of Subsidiary	Name of Owner / Obligor	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
Resources Connection LLC	Resources Connection, Inc.	N/A	N/A	100%	100%
Resources Healthcare Solutions LLC	Resources Connection, Inc.	N/A	N/A	100%	100%
RGP Property LLC	Resources Connection, Inc.	N/A	N/A	100%	100%
Sitrick Brincko Group, LLC	Resources Connection, Inc.	N/A	N/A	100%	100%
Resources Global Professionals, Inc.	Resources Connection, Inc.	100	N/A	100%	65%
Resources Global Professionals (Belgium) NV	Resources Connection, Inc.	23,628	N/A	99.99576%	65%
Resources Global Professionals (Denmark) AS	Resources Connection, Inc.	5,000	N/A	100%	65%
Resources Global Professionals (Germany) GmbH	Resources Connection, Inc.	1	N/A	100%	65%
Resources Global Professionals (Ireland) Ltd.	Resources Connection, Inc.	250	N/A	100%	65%
Resources Global Professionals Holdings B.V.	Resources Connection, Inc.	18,000	N/A	100%	65%
Resources Global Professionals (Norway) AS	Resources Connection, Inc.	59	N/A	100%	65%
M&D Selection AB	Resources Connection, Inc.	N/A	N/A	100%	65%
Resources Global Professionals Sweden AB	Resources Connection, Inc.	547	N/A	100%	65%
Compliance.co.uk Ltd	Resources Connection, Inc.	67,136	N/A	100%	65%
Resources Connection Australia Pty Ltd.	Resources Connection, Inc.	12,886	N/A	100%	65%
Resources Global Enterprise Consulting (Beijing) Co.	Resources Connection, Inc.	N/A	N/A	100%	65%
Resources Global Professionals (HK) Limited	Resources Connection, Inc.	14,570,090	N/A	99.97%	65%
Resources Global Professionals (HK) Limited	Resources Connection LLC	4,372	N/A	0.03%	65%
Resources Global Professionals (India) Private Ltd.	Resources Connection, Inc.	9,999	N/A	99.99%	65%
Resources Global Professionals Japan K.K.	Resources Connection, Inc.	200	N/A	100%	65%
Resources Global Professionals (Korea) Ltd.	Resources Connection, Inc.	94,210	N/A	100%	65%
Resources Global Professionals (Singapore) Pte. Ltd.	Resources Connection, Inc.	100,000	N/A	100%	65%
Resources Connection Taiwan, Ltd.	Resources Connection, Inc.	16,898	N/A	70.5%	65%
Resources Connection Taiwan, Ltd.	Resources Connection LLC	7,071	N/A	29.5%	65%
Resources Connection Mexico S de RL de CV	Resources Connection, Inc.	N/A	N/A	39.4%	65%
Resources Connection Mexico S de RL de CV	Resources Connection LLC	N/A	N/A	60.6%	65%
Resources Management Mexico S de RL de CV	Resources Connection, Inc.	N/A	N/A	8.4%	65%
Resources Management Mexico S de RL de CV	Resources Connection LLC	N/A	N/A	91.6%	65%